Inventories, Net (Details) - Schedule of Inventories	Sep. 30, 2023 CNY (¥)		Sep. 30, 2023 USD ($)		Mar. 31, 2023 CNY (¥)		Mar. 31, 2023 USD ($)	Sep. 30, 2022 CNY (¥)	Mar. 31, 2022 CNY (¥)
Schedule of inventories [Abstract]
Raw materials	¥ 63,425,030		$ 8,833,816		¥ 50,453,180		$ 7,342,169		¥ 57,926,980
Work in progress	40,767,989		5,678,151		61,275,177		8,917,033		40,795,744
Finished goods	118,253,022	[1]	16,470,239	[1]	78,432,041	[1]	11,413,775		73,285,870
Allowance for slow-moving or obsolete inventories	(9,625,670)		(1,340,660)		(4,779,446)		(665,679)	¥ (1,109,400)	(5,503,029)
Inventories, net	¥ 212,820,371		$ 29,641,546		¥ 185,380,952		$ 26,977,451		¥ 166,505,565

[1]	From March 2023, Liaoning Yisheng manufactures Yivyka Injection which obtained a pharmaceutical marketing authorization in Cambodia. All the Yivyka Injection will be exported to Cambodia and not marketed in PRC. As of September 30, 2023, approximately RMB1.0 million of Yivyka Injection was recorded in finished goods.